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                                                                    EXHIBIT 10.2


                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 24, 2001 (this "Amendment") is entered into among DURA AUTOMOTIVE SYSTEMS, INC., AS PARENT GUARANTOR ("DASI"), DURA OPERATING CORP. AND VARIOUS OF ITS SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HERETO AS BORROWERS (the "Borrowers"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), BA AUSTRALIA LIMITED, as Australian Lender, BANK OF AMERICA CANADA, as Canadian Lender, and BANK OF AMERICA, N.A., as Swing Line Lender, as Issuing Lender and as agent for the Lenders (the "Agent").

                                    RECITALS

         A. DASI, the Borrowers, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 19, 1999, as amended as of May 10, 2001 and June 15, 2001 (the "Credit Agreement").

         B. As of the date hereof, DASI has transferred the stock of the Dura Australian Borrower to third parties and the Dura Australian Borrower is no longer a Subsidiary or Affiliate of DASI.

         C. The Dura Australian Borrower does not guarantee or provide any collateral security for any of the obligations of any of the other Loan Parties under the Credit Agreement. All outstanding Australian Loans and all interest thereon have been repaid in full, DASI has irrevocably and permanently reduced the Australian Loans Sublimit to zero and accordingly the Australian Lender has no remaining commitment to extend any further credit to the Dura Australian Borrower.

         D. DASI, the Dura Australian Borrower, the other Borrowers, the Required Lenders and the Agent wish to amend the Agreement to reflect that the Dura Australian Borrower is no longer a Borrower or Loan Party under the Credit Agreement and to make a technical correction to the covenant requiring maintenance of corporate existence to permit otherwise permitted mergers and consolidations.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         2. Removal of Dura Australian Borrower.

                  The Credit Agreement is hereby amended effective (subject to Section 5 of this Amendment) retroactively to August 24, 2001 so that (i) the Dura Australian Borrower is no longer a party to the Credit Agreement, (ii) the Dura Australian Borrower is no longer a Borrower or a Loan Party under the Credit Agreement, (iii) no Lender (including without





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limitation the Australian Lender) has any commitment to make any loan to, to issue any letter of credit for, or to extend any other credit to the Dura Australian Borrower under the Credit Agreement, and (iv) the phrase "except to the extent permitted under Section 11.3" is added at the end of Section 10.4(a) of the Credit Agreement.

                  The parties hereto agree that effective (subject to Section 5 of this Amendment) retroactive to August 24, 2001 the Dura Australian Borrower has no obligations under the Credit Agreement, provided that DASI and the Borrowers agree that to the extent that any payment made by the Dura Australian Borrower to the Agent or any Lender under the Credit Agreement or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Dura Australian Borrower or any other Loan Party, its estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment by the Agent or any Lender, the obligations of the Dura Australian Borrower shall be reinstated and continued in full force and effect as of the date such payment occurred, and each Guaranty of DASI and the other Guarantors shall continue to be in full force and effect with respect to such obligations.

         3. Representations and Warranties. DASI and each Borrower (other than the Dura Australian Borrower) hereby represent and warrant to the Agent and the Lenders as follows:

                  (i) Representations and Warranties. The representations and warranties contained in Article IX of the Credit Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

                  (ii) Enforceability. The execution and delivery by DASI and each such Borrower of this Amendment, and the performance by DASI and each such Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the corporate powers of DASI and such Borrower and have been duly authorized by all necessary corporate action on the part of DASI and such Borrower. This Amendment and the Credit Agreement, as amended hereby, are valid and legally binding obligations of DASI and such Borrower, enforceable in accordance with their terms.

                  (iii) No Default. No Event of Default or Unmatured Event of Default has occurred and is continuing.

         The Dura Australian Borrower hereby represents and warrants to the Agent and the Lenders as follows:

                  (i) Enforceability. The execution and delivery by the Dura Australian Borrower of this Amendment, and the performance by the Dura Australian Borrower of this Amendment are within the corporate powers of the Dura Australian Borrower and have been duly authorized by all necessary corporate action on the part of the Dura Australian Borrower. This Amendment is the valid and legally binding obligations of the Dura Australian Borrower, enforceable in accordance with its terms.



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         4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Credit Agreement shall remain in full force and effect; and DASI and the Borrowers (other than the Dura Australian Borrower) confirm and reaffirm their Obligations under the Credit Agreement as amended by this Amendment. After this Amendment becomes effective, all references in the Credit Agreement (or in any other Loan Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Credit Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as set forth herein.

         5. Effectiveness. This Amendment shall become retroactively effective as of August 24, 2001 upon the receipt by the Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by the Borrowers, the Agent and the Required Lenders.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of the effectiveness of this Amendment.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois; provided that the Agent and the Lenders shall retain all rights arising under Federal law.

         8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Credit Agreement or any provision hereof or thereof.

                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]





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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.




                                DURA AUTOMOTIVE SYSTEMS, INC.

                                By: /s/ GLENN DONG
                                   -------------------
                                Title: TREASURER
                                      ----------------

                                DURA OPERATING CORP.

                                By: /s/ GLENN DONG
                                   -------------------
                                Title: TREASURER
                                      ----------------

                                BANK OF AMERICA, N.A., AS AGENT

                                By: /s/ CHRISTINE CORDI
                                   --------------------
                                Title: VICE PRESIDENT
                                      -----------------





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